DEBT	12 Months Ended
Dec. 31, 2011
DEBT [Abstract]
DEBT
13.   DEBT

(in thousands of $)	2011	2010
U.S. dollar denominated floating rate debt:
-$58 $58.24 Million Loan	53,740	57,340
-$17 $175 Million Loan	100,000	100,000
Total debt	153,740	157,340
Less: current portion	(3,600)	(3,600)
	150,140	153,740

The average interest rate for the floating rate debt was 2.76% for the year ended December 31, 2011 and 2.68% for the year ended December 31, 2010.

$140 Million Loan
In March 2004, the Company refinanced a prior debt facility with a $140.0 million credit facility in the form of five tranches of $28.0 million, each in respect of a VLCC in the fleet at the time (including all VLCC vessels in the current fleet). One tranche was repaid upon the sale of the related vessel in 2007. The credit facility was secured by, among other things, a mortgage on each VLCC and an assignment of any charter in respect of that VLCC. The repayment terms of the facility were seven years. The credit facility bore interest at LIBOR plus a margin was repaid in July 2010.

$60 Million Loan
In August 2009, the Company entered into a four year term loan facility agreement consisting of two tranches of $30.0 million each. In August 2009, the Company drew down $30.0 million and in October 2009, the Company drew down the second tranche of $30.0 million. The loans were secured by, among other things, a mortgage on two Capesize vessels and an assignment of any charters in respect to those vessels. The $60 Million Loan bore interest at LIBOR plus a margin and was repaid in December 2010.

$105 Million Loan ($60 Million Loan extension)
In July 2010, the $60 Million Loan was extended to $105 million. The Company drew down $47.5 million which was repaid in December 2010.

$58.24 Million Loan
In July 2010, the Company entered into a $58.24 million credit facility consisting of four tranches of $14.56 million each in respect of the VLCC vessels in the fleet. Repayments are made on a quarterly basis with a balloon payment at the final maturity date in June 2015. As of December 31, 2011, the outstanding balance was $53.74 million. The loan bears interest at LIBOR plus a margin.

$175 Million Loan
In December 2010, the Company refinanced the $105 million loan facility and entered into a $175 million credit facility consisting of four tranches of $25.0 million each in respect of the Capesize vessels and a revolving debt facility of $75 million. The loan is repayable in May 2015. As of December 31, 2011, the outstanding balance was $100.0 million. The loan bears interest at LIBOR plus a margin. The revolving debt facility of $75 million was available but undrawn at December 31, 2011.

The Company's loan agreements contain loan-to-value clauses, which could require the Company, at its option, to post additional collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings under each of such agreements decrease below required levels. In addition, the loan agreements include certain financial covenants including the requirement to maintain a certain level of free cash and failure to comply with any of the covenants in the loan agreements could result in a default under those agreements and under other agreements containing cross-default provisions. The Company was in compliance with all of the financial covenants contained in the Company's loan agreements as of December 31, 2011.

In addition, pursuant to the Company's $58.24 million $175 million credit facilities, none of its vessel owning subsidiaries may sell, transfer or otherwise dispose of their interests in the vessels they own without the prior written consent of the applicable lenders unless, in the case of a vessel sale, the outstanding borrowings under the credit facility applicable to that vessel are repaid in full.

The outstanding debt as of December 31, 2011 is repayable as follows:

(in thousands of $)
Year ending December 31,
2012	3,600
2013	3,600
2014	3,600
2015	142,940
2016	-
Thereafter	-
153,740